Exhibit 10.3

AMENDMENT TO

TELEFLEX INCORPORATED

2008 STOCK INCENTIVE PLAN

This Amendment (this “Amendment”) to the Teleflex Incorporated 2008 Stock Incentive Plan (the “Plan”) is made effective as of January 1, 2012, pursuant to resolutions of the Board of Directors of Teleflex Incorporated, a Delaware corporation, adopted during a meeting held on December 15, 2011. This Amendment shall be applicable to all awards granted under the Plan on or after January 1, 2012.

1. Subsection 2(cc) of the Plan, the definition of “Retirement,” is hereby deleted in its entirety and replaced by the following:

(cc) “Retirement” means, unless the Administrator determines otherwise, Termination of Employment, voluntary or involuntary, by a Participant from the Company and its Affiliates, other than a Termination for Cause, after attaining age fifty-five (55) and having at least five (5) years of service with the Company and its Affiliates, excluding service with an Affiliate of the Company prior to the time that such Affiliate became an Affiliate of the Company. For Plan purposes, a “voluntary” Termination of Employment is a Termination of Employment where the Participant does not qualify for severance benefits, whether under a severance agreement or the Company’s or any of its Affiliate’s severance policy, plan or other arrangement.

2. The first sentence of Subsection 8(e) of the Plan, Vesting Period and Exercise Dates, is hereby deleted in its entirety and replaced by the following:

Options granted under this Plan shall vest and/or be exercisable at such time and in such installments during the period prior to the expiration of the Option’s term as determined by the Administrator, except that no Option granted to an Employee shall first become exercisable within one (1) year from its Grant Date, other than (i) upon a Change of Control as specified in Section 15(b) of the Plan, or (ii) upon the death, Disability or Retirement of the Awardee, in each case as specified herein and/or in the Option Agreement.

3. Subsection 8(h) of the Plan, Termination of Employment or Board Membership, is hereby deleted in its entirety and replaced by the following:

(h) Termination of Employment or Board Membership.

(i) The Administrator shall determine as of the Grant Date (subject to modification subsequent to the Grant Date) the effect a termination from membership on the Board by a Director for any reason or a Termination of Employment due to (A) Disability, (B) Retirement, (C) death, or (D) otherwise (including Termination for Cause) shall have on any Option.

(ii) Unless otherwise provided in the Award Agreement:

(A) Upon termination from membership on the Board by a Director, any Option held by such Director that (1) has not vested and is not exercisable as of the effective date of such termination from membership on the Board shall be subject to immediate cancellation and forfeiture or (2) is vested and exercisable as of the effective date of such termination shall remain exercisable for five (5) years thereafter, or the remaining term of the Option, if less;

(B) Upon Termination of Employment due to Disability, any Option held by such Employee that is vested and exercisable as of the effective date of such Termination of Employment shall remain exercisable for the longer of three (3) months after such Termination of Employment due to Disability or such period, if any, ending not more than one year after such Termination of Employment due to Disability, as determined by the Administrator not later than three (3) months after such Termination of Employment;

(C) Upon Termination of Employment due to Death, any Option held by such Employee that is vested and exercisable as of the effective date of such Termination of Employment shall remain exercisable for six (6) months thereafter;

(D) Upon Termination of Employment due to Retirement, (1) any Option held by such Employee shall, to the extent not already vested, become ratably vested (rounded up or down to the nearest whole Share) based upon the full months of the applicable vesting period elapsed as of the end of the month in which the Termination of Employment due to Retirement occurs over the total number of months in such period; provided, however, that, in the case of a Retirement due to a voluntary Termination of Employment, the terms of this Section 8(h)(ii)(D)(1) shall not apply with respect to any Option granted less than six (6) months prior to the effective date of such Termination of Employment; and (2) any Option held by an Awardee at Retirement, to the extent vested and exercisable as of the effective date of such Retirement (including, without limitation, any Options that have ratably vested pursuant to the preceding clause (1)), will remain outstanding for the lesser of five (5) years or the remaining term of the Option; and

(E) Any other Termination of Employment shall result in immediate cancellation and forfeiture of all outstanding Options that have not vested as of the effective date of such Termination of Employment, and any vested and exercisable Options held at the time of such Termination of Employment shall remain exercisable for ninety (90) days thereafter, or the remaining term of the Option, if less.

4. The second sentence of Subsection 11(a) of the Plan, Stock Award Agreement, is hereby deleted in its entirety and replaced by the following:

No condition that is based upon performance criteria and level of achievement versus such criteria shall be based on performance over a period of less than one (1) year, and no condition that is based upon continued employment or the passage of time shall provide for vesting in full of a Stock Award to an Employee in less than one (1) year from the date the Stock Award is made, other than (i) with respect to such Stock Awards that are issued upon the exercise or settlement of Options or Stock Appreciation Rights, (ii) upon a Change of Control as specified in Section 15(b) of the Plan or (iii) upon the death, Disability or Retirement of the Awardee, in each case as specified herein and/or in the Stock Award Agreement.

5. Subsection 11(c) of the Plan, Termination of Employment or Board Membership, is hereby deleted in its entirety and replaced by the following:

(c) Termination of Employment or Board Membership.

(i) The Administrator shall determine as of the Grant Date (subject to modification subsequent to the Grant Date) the effect a termination from membership on the Board by a Director for any reason or a Termination of Employment due to (A) Disability, (B) Retirement (C) death, or (D) otherwise (including Termination for Cause) shall have on any Stock Award.

(ii) Unless otherwise provided in the Award Agreement:

(A) A Termination of Employment or termination from membership on the Board by a Director due to Disability or death shall result in vesting of a prorated portion of any Stock Award (rounded up or down to the nearest whole Share), based upon the full months of the applicable performance period, vesting period or other period of restriction elapsed as of the end of the month in which the Termination of Employment or termination from membership on the Board by a Director due to Disability or death occurs over the total number of months in such period;

(B) A Termination of Employment due to Retirement shall result in vesting of a prorated portion of any Stock Award (rounded up or down to the nearest whole Share), based upon the full months of the applicable performance period, vesting period or other period of restriction elapsed as of the end of the month in which the Termination of Employment due to Retirement occurs over the total number of months in such period; provided, however, that, in the case of a Retirement due to voluntary Termination of Employment, the terms of this Section 11(c)(ii)(B) shall not apply with respect to any Stock Award granted less than six (6) months prior to the effective date of such Termination of Employment; and

(C) Any other Termination of Employment or termination from membership on the Board by a Director shall result in immediate cancellation and forfeiture of all outstanding, unvested Stock Awards.

If clause (A) or (B) of this Section 11(c)(ii) applies to a Stock Award under which vesting is based on the attainment of performance criteria over a performance period, the ratable vesting percentage determined by the portion of the performance period during which the Awardee was a Director or Employee of the Company or an Affiliate shall be applied to determine the portion of the Stock Award that is vested based upon actual performance results after the completion of the performance period.

6. The second sentence of Subsection 12(a) of the Plan, Other Stock-Based Awards, is hereby deleted in its entirety and replaced by the following:

No condition that is based upon performance criteria and level of achievement versus such criteria shall be based on performance over a period of less than one (1) year and no condition that is based upon continued employment or the passage of time shall provide for vesting in full of an Other Stock-Based Award to an Employee in less than one (1) year from the date the Other Stock-Based Award is made, other than (i) with respect to such Other Stock-Based Awards that are issued upon the exercise or settlement of Options or Stock Appreciation Rights, (ii) upon a Change of Control as specified in Section 15(b) of the Plan or (iii) upon the death, Disability or Retirement of the Awardee, in each case as specified herein and/or in the Other Stock-Based Award Agreement.

7. Subsection 12(d) of the Plan, Termination of Employment or Board Membership, is hereby deleted in its entirety and replaced by the following:

(d) Termination of Employment or Board Membership.

(i) The Administrator shall determine as of the Grant Date (subject to modification subsequent to the Grant Date) the effect a termination from membership on the Board by a Director for any reason or a Termination of Employment due to (A) Disability, (B) Retirement, (C) death, or (D) otherwise (including Termination for Cause) shall have on any Other Stock-Based Award.

(ii) Unless otherwise provided in the Award Agreement:

(A) A Termination of Employment or termination from membership on the Board by a Director due to Disability or death shall result in vesting of a prorated portion of any Other Stock-Based Award (rounded up or down to the nearest whole Share or unit based on Shares, as applicable), based upon the full months of the applicable performance period, vesting period or other period of restriction elapsed as of the end of the month in which the Termination of Employment or Board membership due to Disability or death occurs over the total number of months in such period;

(B) A Termination of Employment due to Retirement shall result in vesting of a prorated portion of any Other Stock-Based Award (rounded up or down to the nearest whole Share or unit based on Shares, as applicable), based upon the full months of the applicable performance period, vesting period or other period of restriction elapsed as of the end of the month in which the Termination of Employment due to Retirement occurs over the total number of months in such period; provided, however, that, in the case of a Retirement due to voluntary Termination of Employment, the terms of this Section 12(d)(ii)(B) shall not apply with respect to any Other Stock-Based Award granted less than six (6) months prior to the effective date of such Termination of Employment; (rounded up or down to the nearest whole Share); and

(C) Any other Termination of Employment or termination from Board membership shall result in immediate cancellation and forfeiture of all outstanding, unvested Other Stock-Based Awards.

If clause (A) or (B) of this Section 12(d)(ii) applies to an Other Stock-Based Award under which vesting is based on the attainment of performance criteria over a performance period, the ratable vesting percentage determined by the portion of the performance period during which the Awardee was a Director or Employee of the Company or an Affiliate shall be applied to determine the portion of the Other Stock-Based Award that is vested based upon actual performance results after the completion of the performance period.

8. All other provisions of the Plan shall remain unchanged.

TELEFLEX INCORPORATED

By:	Laurence G. Miller
Title:	EVP, Chief Admin Officer, GC & Sectary
Date:	March 28, 2012

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